Exhibit 10.8
Execution Version

AMENDED AND RESTATED GUARANTY AGREEMENT

This AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of February 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”), is executed by Crimson Midstream Operating, LLC, a Delaware limited liability company (“Crimson Operating”), Corridor MoGas, Inc., a Delaware corporation (“Corridor MoGas” and, along with Crimson Operating, each a “Borrower” and collectively the “Borrowers”), Crimson Midstream Holdings, LLC, a Delaware limited liability company (“Holdings”), MoGas Debt HoldCo LLC, a Delaware limited liability company (“MoGas HoldCo”), Crimson Pipeline, LLC, a California limited liability company (“Crimson Pipeline”), Cardinal Pipeline, L.P., a California limited partnership (“Cardinal Pipeline”), MoGas Pipeline LLC, a Delaware limited liability company (“MoGas Pipeline”), CorEnergy Pipeline Company, LLC, a Delaware limited liability company (“CorEnergy Pipeline”), United Property Systems, LLC, a Delaware limited liability company (“United Property” and, together with the Borrowers, Holdings, MoGas HoldCo, Crimson Pipeline, Cardinal Pipeline, MoGas Pipeline, CorEnergy Pipeline and each other guarantor from time to time party hereto, the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent for the ratable benefit of the Secured Parties.

INTRODUCTION

A.This Guaranty is entered into in connection with that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Guarantors party thereto from time to time, the lenders party thereto from time to time (individually, a “Lender” and collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as swingline lender (in such capacity, the “Swingline Lender”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other parties from time to time party thereto, which amended and restated that certain Credit Agreement dated as of February 19, 2016 among Crimson Midstream, Crimson Pipeline, Cardinal Pipeline, Parent, Crimson Gulf, LLC, a Delaware limited liability company, Crimson Jolliet, LLC, a Delaware limited liability company, Crimson Louisiana Pipeline, LLC, a Delaware limited liability company, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Existing Administrative Agent”, and the lenders and other parties thereto (as amended, supplemented or otherwise modified prior to the Closing Date, the “Existing Credit Agreement”).

B.Pursuant to the Existing Credit Agreement, certain of the Guarantors, Crimson Operating, Holdings and the Existing Administrative Agent entered into that certain Guaranty Agreement dated as of February 19, 2016 (as amended, restated, amended and restated, replaced, modified and/or supplemented prior to the date hereof, the “Existing Guaranty Agreement”) to secure the Existing Obligations (as hereinafter defined).

C.Crimson Operating has requested that the “Obligations” (as defined in the Existing Credit Agreement, herein, the “Existing Obligations”) be bifurcated to reflect the separation of certain operations and entities in the Gulf of Mexico (and the State of Louisiana) and the State of California, with a portion of the Existing Obligations being allocated to the

Borrowers and the Guarantors and a portion of the Existing Obligations being allocated to Crescent Midstream Operating, LLC (the “Louisiana Borrower”), Crescent Midstream Holdings, LLC, and the Louisiana Borrower’s Subsidiaries (collectively, the “Louisiana Loan Parties”).

A.To bifurcate the Existing Obligations, the Louisiana Loan Parties will become a party to that certain Amended and Restated Credit Agreement, dated as of the Closing Date, by and among the Louisiana Loan Parties, JPMorgan Chase Bank, N.A., as administrative agent, the lenders and other parties thereto, which shall amend and restate that portion of the Existing Credit Agreement which relate to the rights and obligations of the Louisiana Loan Parties (the “Amended and Restated Louisiana Credit Agreement”), which shall be secured by certain of the Louisiana Loan Parties pursuant to an Amended and Restated Security Agreement dated as of the date hereof (the “Amended and Restated Louisiana Guaranty Agreement”).

B.Certain of the Loan Parties and/or their Subsidiaries have entered into, or may hereafter enter into, Hedge Contracts with Swap Counterparties.

C.Certain of the Loan Parties have entered into, or may hereafter enter into, certain agreements relating to Banking Services with certain Banking Service Providers.

D.Each Guarantor is an affiliate of a Borrower and will derive substantial direct and indirect benefits from (i) the transactions contemplated by the Credit Agreement and the other Loan Documents, (ii) the Hedge Contracts entered into by the Loan Parties and/or their Subsidiaries with a Swap Counterparty, and (iii) the Banking Services provided to the Loan Parties by any Banking Service Provider.

E.Each Guarantor is executing and delivering this Guaranty (i) to induce the Lenders to provide Advances under the Credit Agreement, (ii) to induce the Swingline Lender to provide Swingline Loans under the Credit Agreement, (iii) to induce the Issuing Bank to provide Letters of Credit under the Credit Agreement, (iv) to induce the Swap Counterparties to enter into transactions with the Loan Parties and/or their Subsidiaries under their respective Hedge Contracts, (v) to induce the Banking Service Providers to provide Banking Services to the Loan Parties, and (vi) intending it to be a legal, valid, binding, enforceable and continuing obligation of each Guarantor, whether or not such Guarantor derives any benefit from the Credit Agreement, from any other Loan Document, from any Hedge Contract or from any Banking Services.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Guarantor hereby agrees as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.    Guaranty.
(a)Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of (i) all Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, amounts owing in respect of Letter of Credit Exposure, obligations to provide cash collateral, indemnities, expenses or otherwise (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Loan Parties but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party or any Subsidiary of any Loan Party.

a.Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable laws relating to bankruptcy, insolvency, or reorganization, or relief of debtors (collectively, the “Fraudulent Transfer Laws”), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, in each case:

i.after giving effect to all liabilities of each Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding:

1.any liabilities of such Guarantor in respect of intercompany Debt to any Borrower or other affiliates of such Borrower to the extent that such Debt would be discharged in an amount equal to the amount paid by such Guarantor hereunder; and

2.any liabilities of such Guarantor under this Guaranty; and

ii.after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, the applicable Hedge Contracts between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, and any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the obligations of any other Person under the Loan Documents, in connection with any Hedge Contracts between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, or any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Person or whether any Borrower or any other Person are joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)any lack of validity or enforceability of any Loan Document, any Hedge Contract between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Loan Documents, any agreement or instrument relating to any Hedge Contract between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, an any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services, or any other amendment or waiver of or any consent to departure from any Loan Document, any agreement or instrument relating to any Hedge Contract between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty or any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or otherwise;

(c)any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under any Loan Document, any Hedge Contract between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services or any other assets of the Loan Parties or any of their Subsidiaries;

(e)any change, restructuring or termination of the corporate structure or existence of the Loan Parties or any of their Subsidiaries;

(f)any failure of any Secured Party to disclose to the Borrowers or any Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to any Secured Party (and each Guarantor hereby irrevocably waives any duty on the part of any Secured Party to disclose such information);

(g)any signature of any officer of the Borrowers or any other Person being mechanically reproduced in facsimile or otherwise; or

a.any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor, surety or other Person.

Section 4. Continuation and Reinstatement, Etc. Each Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or any Secured Party receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred.

Section 5.    Waivers and Acknowledgments.

(a)Each Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any Property or exhaust any right or take any action against any Borrower or any other Person or any collateral.

(b)Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrowers contemplated by the Loan Documents, any Hedge Contracts between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, and any Banking Services provided to the Loan Parties or any of their Subsidiaries, and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 6.    Subrogation and Subordination.

(a)Each Guarantor will not exercise any rights that it may now have or hereafter acquire against any Borrower or any other Person to the extent that such rights arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document, any between any Loan Party and/or any Subsidiary of a Loan Party and a Swap Counterparty, or any agreement or instrument between any Loan Party and any Banking Service Provider relating to any Banking Services, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other Person, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of Security Termination. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the occurrence of Security Termination, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by any Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.

a.Each Guarantor hereby agrees that the payment of any and all Debt now or hereafter owing to such Guarantor by the Borrowers (herein collectively called the “Subordinated Debt”) is and will be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Obligations. Whenever any Event of Default exists, the Administrative Agent may, in its sole discretion, give notice to the Borrowers and the Guarantors that no payment shall be made or accepted on any Subordinated Debt, and upon receipt of such notice the Guarantors will not make or receive any payment on Subordinated Debt unless and until the occurrence of Security Termination, all Events of Default are waived or cured, or the Administrative Agent consents to such payment. In addition, whenever any Event of Default exists no Guarantor will exercise or enforce any creditors’ rights or remedies that it may have against any other Loan Party or any of its or their Subsidiaries, or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including the commencement of any insolvency proceeding) to enforce any Subordinated Debt until the occurrence of Security Termination, all Events of Default are waived or cured, or the Administrative Agent otherwise consents.

Section 7.    Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(a)There are no conditions precedent to the effectiveness of this Guaranty. Each Guarantor benefits from executing this Guaranty.

(b)Each Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and each Guarantor has established adequate means of obtaining from the Borrowers and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrowers and each other relevant Person.

(c)The obligations of each Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of each Guarantor (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and (ii) general principles of equity whether applied by a court of law or equity) and the execution and delivery of this Guaranty by each Guarantor has been duly and validly authorized in all respects by such Guarantor, and the Person who is executing and delivering this Guaranty on behalf of each Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.

Section 8.    Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, any Lender, the Administrative Agent, the Swingline Lender, the Issuing Bank

and any other Secured Party is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other Debt owing by such Secured Party to the account of each Guarantor against any and all of the obligations of such Guarantor under this Guaranty, irrespective of whether or not such Secured Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Such Secured Party shall promptly notify the applicable Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Secured Parties under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Secured Party may have.

Section 9. Amendments, Etc. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.9 of the Credit Agreement.

Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be given and become effective as provided in Section 9.02 of the Credit Agreement and shall be sent (a) if to any Guarantor, to its address specified in Section 9.02 of the Credit Agreement, (b) if to the Administrative Agent, the Swingline Lender, the Issuing Bank or any Lender, at its address specified in or pursuant to the Credit Agreement, (c) if to a Swap Counterparty, at its address specified in the applicable Hedge Contract, and (d) if to any Banking Service Provider, at its address specified in the documents providing for such Banking Services.

Section 11. No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall:

(a)remain in full force and effect until Security Termination;

(b)be binding upon each Guarantor and its successors and assigns;

(c) inure to the benefit of and be enforceable by the Administrative Agent, each Lender, the Swingline Lender, the Issuing Bank, and their respective successors, transferees, replacements and assigns; and

(d) inure to the benefit of the Swap Counterparties and the Banking Service Providers, and each of their respective successors, transferees, and assigns (but only to the extent such successor, transferee or assign of a Swap Counterparty or a Banking Service Provider also then qualifies as a Secured Party), provided that, notwithstanding anything contained in this Guaranty to the contrary, no Secured Party other than the Administrative Agent shall have any right individually to enforce this Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent on behalf of the

Secured Parties in accordance with the terms hereof. By accepting the benefit of this Guaranty, each such Secured Party agrees to the terms of this subsection (d).

Without limiting the generality of the foregoing clause (c), subject to Section 9.06 of the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Each Guarantor acknowledges that upon any Person becoming a Lender, the Administrative Agent, the Swingline Lender or the Issuing Bank in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof. Notwithstanding the foregoing, when (i) any Swap Counterparty assigns or otherwise transfers any interest held by it under any Hedge Contract between any Loan Party and/or any Subsidiary of a Loan Party and such Swap Counterparty to any other Person pursuant to the terms of such agreement or (ii) any Banking Service Provider transfers any Banking Services Obligations to any other Person, in each case, that other Person shall thereupon become vested with all the benefits held by such Secured Party under this Guaranty only if such Person also then qualifies as a Swap Counterparty or Banking Service Provider.

Section 13. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)GOVERNING LAW. THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST

EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, THE SWINGLINE LENDER OR THE ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

a.WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

b.SERVICE OF PROCESS. EACH GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

c.WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 14. INDEMNIFICATION. EACH GUARANTOR, JOINTLY AND SEVERALLY, SHALL INDEMNIFY EACH SECURED PARTY AND EACH RELATED

PARTY OF ANY SECURED PARTY (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES,
CLAIMS, DEMANDS, ACTIONS, JUDGMENT, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS (INCLUDING ALL REASONABLE FEES, EXPENSES AND DISBURSEMENTS OF ANY LAW FIRM OR OTHER EXTERNAL COUNSEL FOR ANY INDEMNITEE) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE IN ANY WAY RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH
(A) THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE, OR ADMINISTRATION OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY OTHER AGREEMENT, LETTER OR INSTRUMENT DELIVERED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) ANY COMMITMENT, ADVANCE OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (C) ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT, THE SWINGLINE LENDER OR THE ISSUING BANK UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (INCLUDING THE ADMINISTRATIVE AGENT’S, THE SWINGLINE LENDER’S AND THE ISSUING BANK’S OWN NEGLIGENCE), (D) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY GUARANTOR, THE BORROWER, ANY SUBSIDIARY OR ANY OTHER LOAN PARTY, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY GUARANTOR, THE BORROWER, ANY SUBSIDIARY OR ANY OTHER LOAN PARTY, OR (E) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY A LOAN PARTY (INCLUDING ANY INVESTIGATION OF, PREPARATION FOR, OR DEFENSE OF ANY PENDING OR THREATENED CLAIM, INVESTIGATION, LITIGATION OR PROCEEDING) AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, IN EACH CASE EXCEPT TO THE EXTENT SUCH ENVIRONMENTAL LIABILITIES (I) ARE INCURRED SOLELY FOLLOWING FORECLOSURE BY THE ADMINISTRATIVE AGENT OR FOLLOWING THE

ADMINISTRATIVE AGENT OR ANY LENDER HAVING BECOME THE SUCCESSOR-IN-INTEREST TO ANY LOAN PARTY OR ANY RELATED PERSON OF
ANY LOAN PARTY AND (II) ARE ATTRIBUTABLE SOLELY TO ACTS OF SUCH INDEMNITEE.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY ADVANCE OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ALL AMOUNTS DUE UNDER THIS SECTION 14 SHALL BE PAYABLE WITHIN TEN (10) BUSINESS DAYS AFTER DEMAND THEREFOR. THE AGREEMENTS IN THIS SECTION 14 SHALL SURVIVE THE RESIGNATION OF THE ADMINISTRATIVE AGENT, THE REPLACEMENT OF ANY LENDER AND THE OCCURRENCE OF SECURITY TERMINATION.

Section 15. Conflicts. In the event of any explicit or implicit conflict between any provision of this Guaranty and any provision of the Credit Agreement, the terms of the Credit Agreement shall be controlling.

Section 16. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 17. Counterparts. The parties may execute this Guaranty in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by telecopy, facsimile or in electronic (i.e., “pdf” or “tif”) format is as effective as manually executing and delivering this Guaranty in the presence of the other parties to this Guaranty. In proving this Guaranty, a party must produce or account only for the executed counterpart of the party to be charged.

Section 18. Restatement of Existing Guaranty Agreement. The Existing Guaranty Agreement is hereby amended and restated in its entirety by this Guaranty Agreement (other than that portion of the Existing Guaranty Agreement which is amended and restated in its entirety by the Amended and Restated Louisiana Guaranty Agreement), and all guaranties created and granted by the Existing Guaranty Agreement (other than that portion of the Existing Guaranty
Agreement which is amended and restated in its entirety by the Amended and Restated Louisiana Guaranty Agreement) are hereby automatically renewed and continued in full force and effect as security for the payment and performance of the Secured Obligations. Without limiting the effectiveness of any new guaranties under this Guaranty Agreement, nothing contained herein is intended to impair or extinguish the guaranties of the Existing Guaranty Agreement (other than that portion of the Existing Guaranty Agreement which is amended and restated in its entirety by the Amended and Restated Louisiana Guaranty Agreement), as hereby amended and restated, and such guaranties will remain in full force and effect to secure the payment and performance of the Secured Obligations. The parties hereto expressly recognize and confirm their intent to continue the effectiveness and priority of the guaranties granted under the Existing Guaranty Agreement, as hereby amend and restated, as security for the payment and performance of all Secured Obligations, whether now or hereafter owing.

Section 19. NOTICE OF FINAL AGREEMENTS. THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank.]

Each of the undersigned has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR:

CRIMSON MIDSTREAM OPERATING, LLC
By: /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

CORRIDOR MOGAS, INC.
By: /s/ David J. Schulte
Name: David J. Schulte
Title: CEO & President

CRIMSON PIPELINE, LLC
By: /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

CARDINAL PIPELINE, L.P.
By: Crimson Pipeline, LLC, its sole general partner
By: /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

CRIMSON MIDSTREAM HOLDINGS, LLC
By: /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

MOGAS DEBT HOLDCO LLC
By: CorEnergy Infrastructure Trust, Inc., its sole member
By: /s/ David J. Schulte
Name: David J. Schulte
Title: Executive Chairman, CEO & President

MOGAS PIPELINE. LLC
By: /s/ Rick Kreul
Name: Rick Kreul
Title: President

CORENERGY PIPELINE COMPANY. LLC
By: /s/ David J. Schulte
Name: David J. Schulte
Title: CEO

UNITED PROPERTY SYSTEMS, LLC
By: /s/ David J. Schulte
Name: David J. Schulte
Title: President

Amended and Restated Guaranty Agreement

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Jacob Osterman
Name: Jacob Osterman
Title: Director

Amended and Restated Guaranty Agreement